N E W S R E L E A S E

Investors:	Brett Manderfeld	John S. Penshorn	Media:	Don Nathan	Tyler Mason
	Vice President	Senior Vice President		Senior Vice President	Vice President
	952-936-7216	952-936-7214		952-936-1885	424-333-6122

(For Immediate Release)

UNITEDHEALTH GROUP PROVIDES 2015 EARNINGS UPDATE, INITIAL 2016 VIEW

•	Revises 2015 EPS Outlook to Approximately $6.00 Per Share

•	Expects $425 Million or $0.26 Per Share Reduction in Fourth Quarter 2015 Earnings
Driven by 2015 and 2016 Individual Exchange Product Pressure

•	Projects Earnings of $7.10 to $7.30 Per Share in 2016

NEW YORK, N.Y. (November 19, 2015) - UnitedHealth Group (NYSE: UNH) today reported revised expectations for 2015, reflecting a continuing deterioration in individual exchange-compliant product performance, and provided an initial outlook for 2016.
“In recent weeks, growth expectations for individual exchange participation have tempered industrywide, co-operatives have failed, and market data has signaled higher risks and more difficulties while our own claims experience has deteriorated, so we are taking this proactive step,” said Stephen J. Hemsley, chief executive officer of UnitedHealth Group. “We continue to be pleased with the growth and overall performance of our Company outside of the individual exchange products and look forward to strong, positive and broad based earnings growth across our enterprise in 2016.”
The Company’s revised 2015 net earnings outlook of approximately $6.00 per share reflects expected pre-tax earnings pressure of $425 million or $0.26 per share, including $275 million related to the advance recognition of 2016 losses. The earnings pressure is driven by projected losses on individual exchange-compliant products related to the 2015 and 2016 policy years.
The remainder of the business continues to perform in line with expectations. The Company noted strong growth momentum and performance in all other benefit market segments and distinguished performance in its services businesses.
UnitedHealth Group expects net earnings of $7.10 to $7.30 per share in 2016 and will provide more detail on its outlook at its Investor Conference on December 1, 2015.

UnitedHealthcare has pulled back on its marketing efforts for individual exchange products in 2016. The Company is evaluating the viability of the insurance exchange product segment and will determine during the first half of 2016 to what extent it can continue to serve the public exchange markets in 2017. UnitedHealthcare remains a strong supporter of sustainable efforts to ensure access to affordable, quality care for all Americans, and has advocated publicly for this for more than 20 years, including as one of the first businesses to focus on serving people through managed Medicaid and Medicare.

About UnitedHealth Group
UnitedHealth Group (NYSE: UNH) is a diversified health and well-being company dedicated to helping people live healthier lives and helping make the health system work better for everyone. UnitedHealth Group offers a broad spectrum of products and services through two distinct platforms: UnitedHealthcare, which provides health care coverage and benefits services; and Optum, which provides information and technology-enabled health services. For more information, visit UnitedHealth Group at www.unitedhealthgroup.com or follow @UnitedHealthGrp on Twitter.

Conference Call
The company will hold a brief teleconference for investors and analysts to discuss today’s announcement at 9:00 a.m. Eastern Time. To participate, dial 877-876-9175 (United States) or 785-424-1668 (International). When an operator answers, simply provide them with the conference ID, which is UNH1119. UnitedHealth Group will host a live webcast of this conference call from the Investors page of the Company’s website (www.unitedhealthgroup.com).  Following the call, a webcast replay will be available on the same site through December 19, 2015.  The conference call replay can also be accessed by dialing 1-800-839-3115.  This release and the Form 8-K dated November 19, 2015 may also be accessed from the Investors page of the Company’s website.

Forward-Looking Statements
The statements, estimates, projections, guidance or outlook contained in this document include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA). These statements are intended to take advantage of the “safe harbor” provisions of the PSLRA. Generally the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “forecast,” “plan,” “project,” “should” and similar expressions identify forward-looking statements, which generally are not historical in nature. These statements may contain information about financial prospects, economic conditions and trends and involve risks and uncertainties. We caution that actual results could differ materially from those that management expects, depending on the outcome of certain factors.
Some factors that could cause actual results to differ materially from results discussed or implied in the forward-looking statements include: our ability to effectively estimate, price for and manage our medical costs, including the impact of any new coverage requirements; new laws or regulations, or changes in existing laws or regulations, or their enforcement or application, including increases in medical, administrative, technology or other costs or decreases in enrollment resulting from U.S., Brazilian and other jurisdictions' regulations affecting the health care industry; assessments for insolvent payers under state guaranty fund laws; our ability to achieve improvement in CMS star ratings and other quality scores that impact revenue; reductions in revenue or delays to cash flows received under Medicare, Medicaid and TRICARE programs, including sequestration and the effects of a prolonged U.S. government shutdown or debt ceiling constraints; changes in Medicare, including changes in payment methodology, the CMS star ratings program or the application of risk adjustment data validation audits; our participation in federal and state health insurance exchanges which entail uncertainties associated with mix and volume of business; cyber-attacks or other privacy or data security incidents; failure to comply with privacy and data security regulations; regulatory and other risks and uncertainties of the pharmacy benefits management industry; competitive pressures, which could affect our ability to maintain or increase our market share; challenges to our public sector contract awards; our ability to execute contracts on competitive terms with physicians, hospitals and other service providers; failure to achieve targeted operating cost productivity improvements, including savings resulting from technology enhancement and administrative modernization; increases in costs and other liabilities associated with increased litigation, government investigations, audits or reviews; failure to manage successfully our strategic alliances or complete or receive anticipated benefits of acquisitions and other strategic transactions, including our acquisition of Catamaran; fluctuations in foreign currency exchange rates on our reported shareholders equity and results of operations; downgrades in our credit ratings; adverse economic conditions, including decreases in enrollment resulting from increases in the unemployment rate and commercial attrition; the performance of our investment portfolio; impairment of the value of our goodwill and intangible assets in connection with dispositions or if estimated future results do not adequately support goodwill and intangible assets recorded for our existing businesses or the businesses that we acquire; increases in health care costs resulting from large-scale medical emergencies; failure to maintain effective and efficient information systems or if our technology products do not operate as intended; and our ability to obtain sufficient funds from our regulated subsidiaries or the debt or capital markets to fund our obligations, to maintain our debt to total capital ratio at targeted levels, to maintain our quarterly dividend payment cycle or to continue repurchasing shares of our common stock.
This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain risk factors that may affect our business operations, financial condition and results of operations, in our filings with the Securities and Exchange Commission, including our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Any or all forward-looking statements we make may turn out to be wrong, and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. By their nature, forward-looking statements are not guarantees of future performance or results and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Actual future results may vary materially from expectations expressed or implied in this document or any of our prior communications. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not undertake to update or revise any forward-looking statements, except as required by applicable securities laws.

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